EX-32
          SECTION 1350 CERTIFICATION OF EPHREN W. TAYLOR II


                        SECTION 1350 CERTIFICATION

     In connection with the quarterly report of City Capital Corporation ("Company") on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 28, 2008                 By: /s/  Ephren W. Taylor II
                                       Ephren W. Taylor II,
                                       Chief Executive Officer
                                       (principal financial and
                                       accounting officer)